Exhibit 99.2

Segment Results

The tables below present reportable segment results, net of intersegment eliminations, as recast (unaudited, in millions):

Americas

	2011					2010	2009
	Q1	Q2	Q3	Q4	Full Year	Full Year	Full Year
Net revenues:
Company-operated stores	2,148.0	2,002.8	2,102.6	2,112.2	8,365.5	7,865.8	7,239.1
Licensed stores	173.8	156.8	167.5	178.6	676.7	598.3	552.5
CPG, foodservice and other	6.1	5.2	5.8	5.6	22.8	24.4	21.0

Total net revenues	2,327.9	2,164.8	2,275.9	2,296.4	9,065.0	8,488.5	7,812.6
Cost of sales including occupancy costs	875.9	845.6	880.8	910.4	3,512.7	3,258.5	3,234.5
Store operating expenses	795.6	770.1	813.3	805.5	3,184.2	3,083.3	3,016.8
Other operating expenses	17.9	18.7	18.9	20.2	75.8	63.1	73.3
Depreciation and amortization expenses	98.2	98.1	96.3	98.4	390.8	392.9	416.2
General and administrative expenses	13.3	14.1	15.7	17.7	60.8	56.4	46.8
Restructuring charges	0.0	0.0	0.0	0.0	0.0	28.4	254.5

Total operating expenses	1,800.9	1,746.6	1,825.0	1,852.2	7,224.3	6,882.6	7,042.1
Gain on sale of properties	0.0	0.0	0.0	0.0	0.0	0.0	0.0
Income from equity investees	0.0	1.7	(0.0)	0.0	1.6	0.9	(0.4)

Operating income	527.0	419.9	450.9	444.2	1,842.3	1,606.8	770.1

EMEA

	2011					2010	2009
	Q1	Q2	Q3	Q4	Full Year	Full Year	Full Year
Net revenues:
Company-operated stores	225.2	208.2	221.7	250.4	905.5	844.9	736.8
Licensed stores	26.5	24.6	29.8	31.3	112.2	81.7	69.3
CPG, foodservice and other	7.4	6.9	6.4	8.4	29.1	26.8	22.6

Total net revenues	259.1	239.7	257.9	290.1	1,046.8	953.4	828.7
Cost of sales including occupancy costs	122.7	121.6	133.1	152.9	530.3	471.8	439.1
Store operating expenses	76.8	77.4	82.1	91.0	327.3	324.5	289.5
Other operating expenses	8.1	7.8	9.0	11.6	36.5	36.1	25.7
Depreciation and amortization expenses	12.2	13.0	12.4	15.8	53.4	50.6	48.2
General and administrative expenses	16.4	14.1	18.2	16.3	65.0	58.2	44.6
Restructuring charges	0.0	0.0	0.0	0.0	0.0	24.5	14.8

Total operating expenses	236.2	233.9	254.8	287.6	1,012.5	965.7	861.9
Gain on sale of properties	0.0	0.0	0.0	0.0	0.0	0.0	0.0
Income from equity investees	2.3	1.9	1.8	0.0	6.0	6.8	(4.9)

Operating income	25.2	7.7	4.9	2.5	40.3	(5.5)	(38.1)

China and Asia Pacific

	2011					2010	2009
	Q1	Q2	Q3	Q4	Full Year	Full Year	Full Year
Net revenues:
Company-operated stores	78.1	82.5	93.0	107.8	361.4	252.8	204.2
Licensed stores	42.6	49.3	45.6	53.4	190.9	154.5	130.4
CPG, foodservice and other	0.0	0.0	0.0	0.0	0.0	0.0	0.1

Total net revenues	120.7	131.8	138.6	161.2	552.3	407.3	334.7
Cost of sales including occupancy costs	59.9	68.7	69.7	83.7	282.0	213.4	179.1
Store operating expenses	15.6	19.7	21.7	26.4	83.4	64.1	52.8
Other operating expenses	7.6	8.3	10.3	9.5	35.7	30.0	26.5
Depreciation and amortization expenses	4.1	4.5	4.6	4.9	18.1	15.8	15.7
General and administrative expenses	5.5	7.7	10.9	8.8	32.9	27.4	19.0
Restructuring charges	0.0	0.0	0.0	0.0	0.0	0.1	3.9

Total operating expenses	92.7	108.9	117.2	133.3	452.1	350.8	297.0
Gain on sale of properties	0.0	0.0	0.0	0.0	0.0	0.0	0.0
Income from equity investees	18.0	20.8	23.5	30.6	92.9	73.1	59.4

Operating income	46.0	43.7	44.9	58.5	193.1	129.6	97.1

CPG

	2011					2010	2009
	Q1	Q2	Q3	Q4	Full Year	Full Year	Full Year
Net revenues:
CPG	115.7	132.8	142.7	162.2	553.2	425.6	393.4
Foodservice	79.5	71.9	75.9	80.0	307.3	281.8	281.0

Total net revenues	195.2	204.7	218.4	242.2	860.5	707.4	674.4
Cost of sales including occupancy costs	106.3	113.6	128.0	139.6	487.5	383.2	347.9
Other operating expenses	30.0	36.6	38.2	47.0	151.8	115.6	93.8
Depreciation and amortization expenses	0.8	0.6	0.5	0.5	2.4	3.7	4.8
General and administrative expenses	1.4	1.3	2.0	1.9	6.6	4.5	4.7
Restructuring charges	0.0	0.0	0.0	0.0	0.0	0.0	1.0

Total operating expenses	138.5	152.1	168.7	189.0	648.3	507.0	452.2
Gain on sale of properties	0.0	0.0	0.0	0.0	0.0	0.0	0.0
Income from equity investees	14.4	14.6	19.6	27.1	75.6	70.6	67.8

Operating income	71.1	67.2	69.3	80.3	287.8	271.0	290.0

Other

	2011					2010	2009
	Q1	Q2	Q3	Q4	Full Year	Full Year	Full Year
Net revenues:
Licensed stores	11.3	7.1	5.8	3.5	27.7	40.7	42.8
CPG, foodservice and other	36.6	37.6	35.6	38.5	148.1	110.1	81.4

Total net revenues	47.9	44.7	41.4	42.0	175.8	150.8	124.2
Cost of sales including occupancy costs	27.5	21.7	25.9	27.9	103.0	89.6	71.7
Other operating expenses	26.5	27.5	23.6	15.4	93.0	34.9	31.3
Depreciation and amortization expenses	12.5	12.8	15.7	17.5	58.6	47.4	49.8
General and administrative expenses	148.6	144.4	143.4	147.6	584.0	558.1	470.3
Restructuring charges	0.0	0.0	0.0	0.0	0.0	0.0	58.2

Total operating expenses	215.1	206.4	208.6	208.4	838.6	730.0	681.3
Gain on sale of properties	0.0	0.0	0.0	30.2	30.2	0.0	0.0
Income from equity investees	(0.2)	(0.7)	(0.6)	(1.0)	(2.4)	(3.3)	0.0

Operating income	(167.4)	(162.4)	(167.8)	(137.2)	(635.0)	(582.5)	(557.1)